The materials integrity management company

Entegris

Income Statement Continuing Operations – Non-GAAP
Q1 Q2 Q3 Q4 Q1 Q2
Sales $156,406 $179,296 $169,880 $167,300 $159,571 $153,508
Gross Margin 75,275         86,644         75,889          69,774 68,949 65,480
GM% 48.1% 48.3% 44.7% 41.7% 43.2% 42.7%
Operating Income 25,249         34,506         28,674          23,890 18,517 16,097
% of Sales 16.1% 19.2% 16.9% 14.3% 11.6% 10.5%
EPS $0.13 $0.18 $0.16 $0.16 $0.11 $0.11
FY2006 FY2007
• Reflects non-GAAP results for continuing operations, adjusted for merger-related and other restructuring charges, amortization expense, integration expense, and integration-related stock-based compensation as well as a one-
time gain from sale of an equity investment in Q2-07.
• A reconciliation of GAAP to non-GAAP results is provided in the following pages.
In $ thousands, except per share data
Exhibit 99.1

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended April 1, 2006

(Unaudited)

(In thousands, except per share data)	As previously reported	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP	Less Adjustments to GAAP	Non-GAAP
Net sales	157,662	1,256	156,406	—	156,406
Cost of sales	84,703	1,124	83,579	2,448	81,131

Gross profit	72,959	132	72,827	(2,448)	75,275
Selling, general and administrative expenses	52,068	371	51,697	10,713	40,984
Engineering, research and development expenses	9,176	134	9,042		9,042

Operating profit (loss)	11,715	(373)	12,088	(13,161)	25,249
Interest income, net	2,023	—	2,023		2,023
Other income (expense), net	795	—	795		795

Income (loss) before income taxes and equity in (earnings) loss of affiliates	14,533	(373)	14,906	(13,161)	28,067
Income tax expense (benefit)	4,796	(140)	4,936	(4,346)	9,282
Equity in net (earnings) loss of affiliates	(36)	—	(36)		(36)

Income (loss) from continuing operations	9,773	(233)	10,006	(8,815)	18,821

Income (loss) from operations of discontinued businesses, net of taxes	1,580	233	1,347		1,347
Impairment loss on assets of discontinued businesses, net of taxes	—	—	—		—

Income (loss) from discontinued operations, net of taxes	1,580	233	1,347	—	1,347

Net income (loss)	11,353	—	11,353	(8,815)	20,168

Basic earnings (loss) per common share:
Continuing operations	0.07	(0.00)	0.07	(0.06)	0.14
Discontinued operations	0.01	0.00	0.01	—	0.01

Net income (loss)	0.08	—	0.08	(0.06)	0.15

Diluted earnings (loss) per common share:
Continuing operations	0.07	(0.00)	0.07	(0.06)	0.13
Discontinued operations	0.01	0.00	0.01	—	0.01

Net income (loss)	0.08	—	0.08	(0.06)	0.14

Weighted shares outstanding
Basic	136,889	136,889	136,889	136,889	136,889
Diluted	140,402	140,402	140,402	140,402	140,402

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended July 1, 2006

(Unaudited)

(In thousands, except per share data)	As previously reported	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP	Less Adjustments to GAAP	Non-GAAP
Net sales	180,701	1,405	179,296	—	179,296
Cost of sales	93,594	1,279	92,315	(337)	92,652

Gross profit	87,107	126	86,981	337	86,644
Selling, general and administrative expenses	51,977	424	51,553	9,392	42,161
Engineering, research and development expenses	10,219	242	9,977		9,977

Operating profit (loss)	24,911	(540)	25,451	(9,055)	34,506
Interest income, net	1,897	—	1,897		1,897
Other income (expense), net	799	—	799		799

Income (loss) before income taxes and equity in (earnings) loss of affiliates	27,607	(540)	28,147	(9,055)	37,202
Income tax expense (benefit)	9,321	(203)	9,524	(3,100)	12,624
Equity in net (earnings) loss of affiliates	(159)	—	(159)		(159)

Income (loss) from continuing operations	18,445	(337)	18,782	(5,955)	24,737

Income (loss) from operations of discontinued businesses, net of taxes	(252)	337	(589)		(589)
Impairment loss on assets of discontinued businesses, net of taxes	—	—	—		—

Income (loss) from discontinued operations, net of taxes	(252)	337	(589)	—	(589)

Net income (loss)	18,193	—	18,193	(5,955)	24,148

Basic earnings (loss) per common share:
Continuing operations	0.13	(0.00)	0.14	(0.04)	0.18
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.13	—	0.13	(0.04)	0.18

Diluted earnings (loss) per common share:
Continuing operations	0.13	(0.00)	0.13	(0.04)	0.18
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.13	—	0.13	(0.04)	0.17

Weighted shares outstanding
Basic	137,445	137,445	137,445	137,445	137,445
Diluted	140,621	140,621	140,621	140,621	140,621

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended September 30, 2006

(Unaudited)

(In thousands, except per share data)	As previously reported	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP	Less Adjustments to GAAP	Non-GAAP
Net sales	171,262	1,382	169,880	—	169,880
Cost of sales	95,000	958	94,042	51	93,991

Gross profit	76,262	424	75,838	(51)	75,889
Selling, general and administrative expenses	43,672	388	43,284	5,720	37,564
Engineering, research and development expenses	9,840	189	9,651		9,651

Operating profit (loss)	22,750	(153)	22,903	(5,771)	28,674
Interest income, net	2,846	—	2,846		2,846
Other income (expense), net	702	—	702		702

Income (loss) before income taxes and equity in (earnings) loss of affiliates	26,298	(153)	26,451	(5,771)	32,222
Income tax expense (benefit)	8,468	(58)	8,526	(1,794)	10,320
Equity in net (earnings) loss of affiliates	(93)	—	(93)		(93)

Income (loss) from continuing operations	17,923	(95)	18,018	(3,977)	21,995

Income (loss) from operations of discontinued businesses, net of taxes	(102)	95	(197)		(197)
Impairment loss on assets of discontinued businesses, net of taxes	—	—	—		—

Income (loss) from discontinued operations, net of taxes	(102)	95	(197)	—	(197)

Net income (loss)	17,821	—	17,821	(3,977)	21,798

Basic earnings (loss) per common share:
Continuing operations	0.13	(0.00)	0.13	(0.03)	0.16
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.13	—	0.13	(0.03)	0.16

Diluted earnings (loss) per common share:
Continuing operations	0.13	(0.00)	0.13	(0.03)	0.16
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.13	—	0.13	(0.03)	0.16

Weighted shares outstanding
Basic	135,538	135,538	135,538	135,538	135,538
Diluted	138,921	138,921	138,921	138,921	138,921

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended December 31, 2006

(Unaudited)

(In thousands, except per share data)	As previously reported	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP	Less Adjustments to GAAP	Non-GAAP
Net sales	169,081	1,781	167,300	—	167,300
Cost of sales	99,260	1,392	97,868	342	97,526

Gross profit	69,821	389	69,432	(342)	69,774
Selling, general and administrative expenses	42,055	278	41,777	5,297	36,480
Engineering, research and development expenses	9,595	191	9,404		9,404

Operating profit (loss)	18,171	(80)	18,251	(5,639)	23,890
Interest income, net	2,439	—	2,439		2,439
Other income (expense), net	(638)	—	(638)		(638)

Income (loss) before income taxes and equity in (earnings) loss of affiliates	19,972	(80)	20,052	(5,639)	25,691
Income tax expense (benefit)	3,920	(30)	3,950	(851)	4,801
Equity in net (earnings) loss of affiliates	(243)	—	(243)		(243)

Income (loss) from continuing operations	16,295	(50)	16,345	(4,788)	21,133

Income (loss) from operations of discontinued businesses, net of taxes	(196)	50	(246)		(246)
Impairment loss on assets of discontinued businesses, net of taxes	—	—	—		—

Income (loss) from discontinued operations, net of taxes	(196)	50	(246)	—	(246)

Net income (loss)	16,099	—	16,099	(4,788)	20,887

Basic earnings (loss) per common share:
Continuing operations	0.12	(0.00)	0.13	(0.04)	0.16
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.12	—	0.12	(0.04)	0.16

Diluted earnings (loss) per common share:
Continuing operations	0.12	(0.00)	0.12	(0.04)	0.16
Discontinued operations	(0.00)	0.00	(0.00)	—	(0.00)

Net income (loss)	0.12	—	0.12	(0.04)	0.16

Weighted shares outstanding
Basic	130,594	130,594	130,594	130,594	130,594
Diluted	134,024	134,024	134,024	134,024	134,024

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended March 31, 2007

(Unaudited)

(In thousands, except per share data)	As previously reported	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP	Less Adjustments to GAAP	Non-GAAP
Net sales	161,076	1,505	159,571	—	159,571
Cost of sales	92,277	1,213	91,064	442	90,622

Gross profit	68,799	292	68,507	(442)	68,949
Selling, general and administrative expenses	46,194	250	45,944	6,046	39,898
Engineering, research and development expenses	10,754	220	10,534		10,534

Operating profit (loss)	11,851	(178)	12,029	(6,488)	18,517
Interest income, net	2,818	—	2,818		2,818
Other income (expense), net	(25)	—	(25)		(25)

Income (loss) before income taxes and equity in (earnings) loss of affiliates	14,644	(178)	14,822	(6,488)	21,310
Income tax expense (benefit)	4,286	(57)	4,343	(2,076)	6,419
Equity in net (earnings) loss of affiliates	(25)	—	(25)		(25)

Income (loss) from continuing operations	10,383	(121)	10,504	(4,412)	14,916

Income (loss) from operations of discontinued businesses, net of taxes	—	121	(121)		(121)
Impairment loss on assets of discontinued businesses, net of taxes	—	—	—		—

Income (loss) from discontinued operations, net of taxes	—	121	(121)	—	(121)

Net income (loss)	10,383	—	10,383	(4,412)	14,795

Basic earnings (loss) per common share:
Continuing operations	0.08	(0.00)	0.08	(0.03)	0.11
Discontinued operations	—	0.00	(0.00)	—	(0.00)

Net income (loss)	0.08	—	0.08	(0.03)	0.11

Diluted earnings (loss) per common share:
Continuing operations	0.08	(0.00)	0.08	(0.03)	0.11
Discontinued operations	—	0.00	(0.00)	—	(0.00)

Net income (loss)	0.08	—	0.08	(0.03)	0.11

Weighted shares outstanding
Basic	132,194	132,194	132,194	132,194	132,194
Diluted	135,233	135,233	135,233	135,233	135,233

Entegris, Inc.

GAAP to Non-GAAP Reconciliation of

Statement of Operations

For the Three Months Ended June 30, 2007

(Unaudited)

(In thousands, except per share data)	U.S. GAAP Before Reflecting Cleaning Equipment as Discontinued Operations	Reclass Cleaning Equipment as Discontinued Operations	U.S. GAAP as reported	Less Adjustments to GAAP	Non-GAAP
Net sales	155,533	2,025	153,508	—	153,508
Cost of sales	89,551	1,537	88,014	(15)	88,029

Gross profit	65,982	488	65,494	15	65,479
Selling, general and administrative expenses	46,982	2,665	44,317	4,614	39,703
Engineering, research and development expenses	9,932	253	9,679		9,679

Operating profit (loss)	9,068	(2,430)	11,498	(4,599)	16,097
Interest income, net	2,559	—	2,559		2,559
Other income (expense), net	6,074	—	6,074	6,068	6

Income (loss) before income taxes and equity in (earnings) loss of affiliates	17,701	(2,430)	20,131	1,469	18,662
Income tax expense (benefit)	3,004	(1,457)	4,461	810	3,651
Equity in net (earnings) loss of affiliates	(80)	—	(80)		(80)

Income (loss) from continuing operations	14,777	(973)	15,750	659	15,091

Income (loss) from operations of discontinued businesses, net of taxes	—	4	(4)		(4)
Impairment loss on assets of discontinued businesses, net of taxes	—	969	(969)		(969)

Income (loss) from discontinued operations, net of taxes	—	973	(973)	—	(973)

Net income (loss)	14,777	—	14,777	659	14,118

Basic earnings (loss) per common share:
Continuing operations	0.11	(0.01)	0.12	0.01	0.12
Discontinued operations	—	0.01	(0.01)	—	(0.01)

Net income (loss)	0.11	—	0.11	0.01	0.11

Diluted earnings (loss) per common share:
Continuing operations	0.11	(0.01)	0.12	0.00	0.11
Discontinued operations	—	0.01	(0.01)	—	(0.01)

Net income (loss)	0.11	—	0.11	0.00	0.11

Weighted shares outstanding
Basic	129,225	129,225	129,225	129,225	129,225
Diluted	132,293	132,293	132,293	132,293	132,293